FIFTH AMENDMENT TO FORBEARANCE AGREEMENT

This Fifth Amendment to Forbearance Agreement is made and entered into effective this 1st day of  October, 2013, by and between United Bank, Inc., a West Virginia banking corporation, party of the first part, hereinafter called “Lender”, Energy Services of America Corporation, a Delaware corporation, party of the second part, hereinafter called “Company” or “Borrower”, and C. J. Hughes Construction Company, Inc., a West Virginia corporation, Contractors Rental Corporation, a West Virginia corporation, Nitro Electric Company, Inc., a West Virginia corporation, and S. T. Pipeline, Inc., a West Virginia corporation, parties of the third part, hereinafter called “Guarantors”, the Company and Guarantors sometimes hereinafter collectively called “Obligors”.

RECITALS

A.  Lender has extended two credit facilities in favor of Borrower, the first, an Eighteen Million Dollar ($18,000,000) revolving line of credit (“RLOC”) all of which is set forth in a Loan Agreement dated July 27, 2011 (“RLOC Loan Agreement”) as amended by Agreements dated January 31, 2012, May 10, 2012 and July 25, 2012 and evidenced by a note dated July 27, 2011 (“RLOC Note”), and the second, an Eleven Million Three Hundred Thousand Dollar ($11,300,000) term loan (“Term Loan”), all of which is set forth in a Loan Agreement dated July 27, 2011 (“Term Loan Agreement”) as amended by Agreements dated January 31, 2012, May 10, 2012 and July 25, 2012 and evidenced by a note dated July 27, 2011 (“Term Note”).  The RLOC Note and the Term Note are hereinafter referred to as the "Notes".  The RLOC Loan and the Term Loan are hereinafter referred to as the "Indebtedness".

B.  The parties have previously executed a Forbearance Agreement dated May 31, 2013, as amended by agreements dated June 5, 2013, June 15, 2013, July 31, 2013 and September 6, 2013, (collectively the “Forbearance Agreement”).

C.  Paragraph 6(e)(5) of the Forbearance Agreement as amended requires ESA to raise not less than Seven Million Four Hundred Thousand Dollars ($7,400,000.00) in equity with One Million Five Hundred Thousand Dollars ($1,500,000.00) in cash equity to be raised during the month of September.

D.  Obligors to date have only raised Four Hundred Seventy Five Thousand Dollars ($475,000.00) of the One Million Five Hundred Thousand Dollars ($1,500,000.00) to be raised. Obligors have requested Lender to extend the time to raise the additional One Million Twenty Five Thousand Dollars ($1,025,000.00) in cash equity which was to have been raised by September 30, 2013 and Lender by this Agreement has agreed to extend the time to do so on the terms and conditions set forth below.

E.  Capitalized terms used herein which are not otherwise defined in this Agreement shall have the meaning set forth for them in the Loan Documents.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the parties hereby agree as follows:

1.           Paragraph 6(e)(5) of the Forbearance Agreement shall be further amended in the following manner:

 The parties acknowledge that as of the date of this Amendment, only Four Hundred Seventy Five Thousand Dollars ($475,000.00) has been raised of the One Million Five Hundred Thousand Dollars ($1,500,000.00) in cash equity to be raised during September 2013. Lender agrees to extend the time to raise the remaining One Million Twenty Five Thousand Dollars ($1,025,000.00) in cash equity to October 31, 2013. The requirement to raise an additional One Million Four Hundred Thousand Dollars ($1,400,000.00) cash equity by December 31, 2013 remains unchanged.

2.           All other terms and conditions of the Forbearance Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Forbearance Agreement to be duly executed by their duly authorized officers as of the date first written above.

LENDER:

United Bank, Inc.
a West Virginia corporation

By:	/s/ Troy LeMaster
Name:	Troy LeMaster
Title:	Vice President

BORROWER:

Energy Services of America Corporation
a Delaware corporation

By:	/s/ Doug Reynolds
Name:	Doug Reynolds
Title:	Chief Executive Officer

GUARANTORS:

C. J. Hughes Construction Company, Inc.
a West Virginia corporation

By:	/s/ Doug Reynolds
Name:	Doug Reynolds
Title:	Chief Executive Officer

Contractors Rental Corporation
a West Virginia corporation

By:	/s/ Doug Reynolds
Name:	Doug Reynolds
Title:	Chief Executive Officer

Nitro Electric Company, Inc.
a West Virginia corporation

By:	/s/ Doug Reynolds
Name:	Doug Reynolds
Title:	Chairman

S.T. Pipeline, Inc.
a West Virginia corporation

By:	/s/ Doug Reynolds
Name:	Doug Reynolds
Title:	Chairman